EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of November 30, 2017 (this “Amendment”) is entered into among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“Cypriot Collateral Documents” means the Cypriot Share Pledge and the Cypriot Debenture.

“Cypriot Debenture” means the Cypriot law governed debenture fixed and floating charge entered into between the Administrative Agent as chargee and the Cypriot Loan Party as chargor.

“Cypriot Share Pledge” means the Cypriot law governed pledge and charge agreement entered into between the Borrower as the pledgor and the Administrative Agent as pledgee, in relation to 100% of the issued share capital of the Cypriot Loan Party.

“Cypriot Loan Party” means Aegion Cyprus Limited, a private company limited by shares with registration number HE 367016.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“First Amendment Effective Date” means November 30, 2017.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Collateral Documents” means a collective reference to the Security Agreement, the Pledge Agreement, the UK Collateral Documents, the Cypriot Collateral Documents, and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.15.

“Excluded Property” means, with respect to any Loan Party, including any Person that becomes a Loan Party after the Closing Date as contemplated by Section 7.12, (a) any owned or leased real property, (b) in relation to Liens created under the Collateral Documents other than the UK Collateral Documents and the Cypriot Collateral Documents, any personal property (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code, (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, unless requested by the Administrative Agent or the Required Lenders, (c) the Equity Interests of any direct Foreign Subsidiary of a Loan Party to the extent not required to be pledged to secure the Obligations pursuant to Section 7.15(a), (d) any property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(j) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property and (e) any general intangible, permit, lease, license, contract or other instrument of a Loan Party if the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by the Loan Documents, under the terms thereof or under applicable Law, is prohibited or would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (i) any such limitation described in this clause (e) shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument shall automatically and simultaneously become Collateral.

“Guarantors” means (a) each Domestic Subsidiary of the Borrower identified as a “Guarantor” on the signature pages hereto, (b) each UK Loan Party identified as a “Guarantor” on the signature pages hereto, (c) the Cypriot Loan Party, (d) each other Person that joins as a Guarantor pursuant to Section 7.12, (e) with respect to (i) Obligations under any Secured Swap Agreement, (ii) Obligations under any Secured Treasury Management Agreement or (iii) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.08) under the Guaranty, the Borrower and (f) the successors and permitted assigns of the foregoing; provided that Insituform Technologies Netherlands Holdings, LLC, a Delaware limited liability company, shall not be a Guarantor.

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its Affiliates or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as joint lead arranger and joint bookrunner.
“UK Collateral Documents” means the debenture dated August 14, 2014 between the UK Loan Parties and the Administrative Agent, the share pledge dated August 14, 2014 between Aegion Rehabilitation Services Limited and the Administrative Agent in respect of the shares in Corrpro Companies Engineering Ltd. and the share pledge dated the First Amendment Effective Date between the Cypriot Loan Party and the Administrative Agent in respect of the shares in Aegion Rehabilitation Services Limited.
(c)    The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the “or” after clause (d)(i) therein and adding the following language to the end of clause (d)(ii): “or (iii) become the subject of a Bail-In Action”.
(d)    The last sentence of Section 2.15(a)(iv) of the Credit Agreement is amended in its entirety to read as follows:
Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(e)    A new clause (d) is hereby added to Section 6.12 of the Credit Agreement to read as follows:

(d)    The Borrower represents and warrants as of the First Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

(f)    A new Section 6.25 is added to the end of Article VI of the Credit Agreement to read as follows:
6.25    No EEA Financial Institution. No Loan Party is an EEA Financial Institution.
(g)    Section 7.15(a) of the Credit Agreement is hereby amended to read as follows:

(a)    Equity Interests. Cause (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary, each UK Loan Party and the Cypriot Loan Party and (ii) 66% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (2) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary (other than the UK Loan Parties and the Cypriot Loan Party) directly owned by a Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance satisfactory to the Administrative Agent; provided, however, that no Loan Party shall be required to pledge or otherwise grant a security interest or Lien in Equity Interests of any non-wholly owned Subsidiary directly owned by such Loan Party to the extent that the Organization Documents of such Subsidiary or any applicable agreement among owners of such Equity Interests prohibit such Loan Party from doing so.

(h)    Section 8.02(d) of the Credit Agreement is hereby amended to read as follows:

(d)    Investments by any Subsidiary of the Borrower that is not a Loan Party in any other Subsidiary of the Borrower that is not a Loan Party; provided, that, such Person is a Subsidiary of the Borrower prior to such Investment being made;

(i)    Section 8.02(h) of the Credit Agreement is hereby amended to read as follows:

(h)    Investments made after the Closing Date in joint ventures (regardless of the form of the entity involved) and Foreign Subsidiaries, including the initial formation, capitalization or acquisition of a Foreign Subsidiary, in an aggregate amount not to exceed $50,000,000 at any time outstanding;

(j)    A new Section 10.13 is hereby added to the Credit Agreement to read as follows:

10.13    ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, MLPFS, and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)     such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)     In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, MLPFS, and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)     none of the Administrative Agent, MLPFS, or any other Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)     no fee or other compensation is being paid directly to the Administrative Agent, MLPFS or any other Lead Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)     The Administrative Agent, MLPFS, and each other Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(k)    A new Section 11.22 is added to the end of Article XI of the Credit Agreement to read as follows:

11.22    Acknowledgment and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the conditions set forth below:

(a)    Loan Documents; Deed of Release. Receipt by the Administrative Agent of counterparts of (i) this Amendment executed by the Borrower, the Guarantors, the Cypriot Loan Party (as defined in the Credit Agreement), the Required Lenders and the Administrative Agent, (ii) the Cypriot Debenture (as defined in the Credit Agreement), executed by the Cypriot Loan Party and the Administrative Agent, (iii) the Cypriot Share Pledge (as defined in the Credit Agreement), executed by the Borrower and the Administrative Agent, (iv) that certain share pledge agreement relating to the pledge by the Cypriot Loan Party of the Equity Interests of Aegion Rehabilitation Services Limited, executed by the Cypriot Loan Party and the Administrative Agent, and (v) that certain deed of release relating to the existing share pledge by the Borrower of the Equity Interests of Aegion Rehabilitation Services Limited, executed by the Borrower and the Administrative Agent.

(b)    Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of US legal counsel to the Cypriot Loan Party, Cypriot legal counsel to the Administrative Agent and UK legal counsel to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date, and in form and substance satisfactory to the Administrative Agent.

(c)    Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following in respect of the Cypriot Loan Party, in form and substance satisfactory to the Administrative Agent:

(i)	a certified true copy of its memorandum and articles of association;

(ii)	copies of the certificates of:

(A)     incorporation;
(B)    registered office;
(C)    directors and secretary;
(D)    shareholders;
(E)    good standing;
(F)    no winding-up; and
(G)    if relevant, change of name of the Cypriot Loan Party;

(iii)	a copy of a written resolution or minutes of the meeting of the board of directors:

(A)
approving the terms of, and the transactions contemplated by, this Amendment and the Loan Documents to which it is a party and resolving that it execute, deliver and perform, this Amendment and the Loan Documents to which it is a party;

(B)	authorising a specified person or persons to execute, this Amendment and the Loan Documents to which it is a party on its behalf;

(C)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Loan Documents to which it is a party; and

(D)	authorising the Borrower to act as its agent in connection with the Loan Documents;

(iv)
a copy of a written resolution or minutes of the meeting of all the holders of the issued shares in the Cypriot Loan Party (if necessary), approving the terms of, and the transactions contemplated by, the Loan Documents to which the Cypriot Loan Party is a party;

(v)
if the person authorised in paragraph (iii)(B) above is not a director of the Cypriot Loan Party, a copy of the power of attorney issued to such person and a copy of the board resolution of the Cypriot Loan Party approving the issue of such power of attorney;

(vi)	a certified true copy of its corporate register, including its register of members, register of directors and secretary and register of mortgages and charges;

(vii)	a certificate of the Cypriot Loan Party, signed by a director of the Cypriot Loan Party:

(A)	certifying that each copy document relating to it specified in paragraphs (i) - (vi) of this Section 2(c) to be true and correct and in full force and effect as of the First Amendment Effective Date;

(B)	certifying that guaranteeing or securing, as appropriate, the Loan would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded; and

(C)	providing a specimen of the signature of each person authorised by the resolution referred to in paragraph (iii) above;

(viii)	an original incumbency certificate, signed by the secretary of the Cypriot Loan Party, in the form approved by the Administrative Agent; and

(viii)
a copy of any other authorisation or other document, opinion or assurance which the Administrative Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Amendment or for the validity and enforceability of any Loan Document.

(d)    Legal Fees. Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

3.    Joinder of the Cypriot Loan Party. The Cypriot Loan Party hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

(a)    The Cypriot Loan Party hereby acknowledges, agrees and confirms that, (i) by its execution of this Agreement, the Cypriot Loan Party will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and (ii) it has and shall receive economic benefit in consideration of being a party to the Credit Agreement and undertaking the obligations as a guarantor thereunder. The Cypriot Loan Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 3(a), the Cypriot Loan Party hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

(b)    The address of the Cypriot Loan Party for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 to the Credit Agreement or such other address as the Cypriot Loan Party may from time to time notify the Administrative Agent in writing.

(c)    The Cypriot Loan Party hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Cypriot Loan Party under Article IV of the Credit Agreement upon the execution of this Agreement by the Cypriot Loan Party.

(d)    THE CYPRIOT LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY APPOINTS THE BORROWER WITH AN OFFICE AT 17988 EDISON AVENUE, CHESTERFIELD, MO (USA) 63005 (THE “PROCESS AGENT”), AS ITS AGENT TO RECEIVE ON BEHALF OF THE CYPRIOT LOAN PARTY AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING AND DELIVERING A COPY OF SUCH PROCESS TO THE

CYPRIOT LOAN PARTY IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND THE CYPRIOT LOAN PARTY HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE PROCESS AGENT IRREVOCABLY AND UNCONDITIONALLY ACCEPTS THE APPOINTMENT REFERRED TO IN THIS PARAGRAPH. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SERVICE OF ANY AND ALL PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO ITS ADDRESS SPECIFIED IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, examinership, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than the filing of the Cypriot Debenture with the Registrar of Companies in Cyprus for registration of a charge against the Cypriot Loan Party.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof (it being understood, with respect to the representation and warranty in Section 6.21 of the Credit Agreement, the representation with respect to the Cypriot Collateral Documents is being made subject to the timely and proper filings, deliveries, notations and other actions contemplated by the Cypriot Collateral Documents), except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	AEGION CORPORATION,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP, Interim CFO & General Counsel

GUARANTORS:	INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

INA ACQUITION CORP.,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

AEGION INTERNATIONAL SERVICES, INC.
(f/k/a ITI INTERNATIONAL SERVICES, INC.),
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

MANUFACTURED TECHNOLOGIES CORPORATION,
a Mississippi corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

THE BAYOU COMPANIES, LLC.
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

AEGION COATING SERVICES, LLC
(F/K/A Commercial Coating Services International, LLC),
a Texas limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

FYFE CO. LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

AEGION HOLDING COMPANY, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

CORRPRO COMPANIES, INC.,
an Ohio corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

CORRPRO COMPANIES INTERNATIONAL, INC.,
a Nevada corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

OCEAN CITY RESEARCH CORP.,
a New Jersey corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

CORRPRO HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

BRINDERSON, L.P.
a California limited partnership

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

BRINDERSON CONSTRUCTORS, INC.
a California corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

GENERAL ENERGY SERVICES,
a California corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

AEGION ENERGY SERVICES, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

BRINDERSON SERVICES, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

INSITUFORM NETHERLANDS HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President & CAO

AEGION REHABILITATION SERVICES LIMITED,
a company incorporated in England and Wales

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

CORRPRO COMPANIES ENGINEERING LTD.,
a company incorporated in England and Wales

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

SCHULTZ MECHANICAL CONTRACTORS, INC.
a California corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

UNDERGROUND SOLUTIONS, INC.
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

UNDERGROUND SOLUTIONS TECHNOLOGIES GROUP, INC.,
a Pennsylvania corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

ALLSAFE SERVICES, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: EVP & CAO

CYPRIOT LOAN PARTY:	AEGION CYPRUS LIMITED,
a private company limited by shares

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Officer

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Helen D. Davis
Name: Helen D. Davis
Title: Executive Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Justin Hastings
Name: Justin Hastings
Title: Vice President

COMPASS BANK,
as a Lender

By: /s/ Jay S. Tweed
Name: Jay S. Tweed
Title: SVP

FIFTH THIRD BANK,
as a Lender

By: /s/ Lafayette Ford
Name: Lafayette Ford
Title: Director, SVP

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark Concannon
Name: Mark Concannon
Title: Senior Vice President

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kelli L. Gilliam
Name: Kelli L. Gilliam
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Maria Wisniewski
Name: Maria Wisniewski
Title: Director

NATIONAL BANK OF KUWAIT SAK, GRAND CAYMAN BRANCH,
as a Lender

By: /s/ Arlette Kittaneh
Name: Arlette Kittaneh
Title: Executive Manager

By: /s/ Michael G. McHugh
Name: Michael G. McHugh
Title: Executive Manager